UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04503

Aquila Municipal Trust
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York  10036
(Address of Principal Executive Offices)(Zip Code)

Joseph P. DiMaggio, Chief Financial Officer and Treasurer
120 West 45th Street, Suite 3600
New York, New York  10036
(Name and address of Agent for Service)

Registrant's Telephone Number, including Area Code: (212) 697-6666

Date of fiscal year end: March 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Schedule of Investments.

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS
December 31, 2015
(unaudited)

Principal Amount	General Obligation Bonds (3.8%)	Ratings Moody's, S&P and Fitch	Value	(a)

	Campbell County, Kentucky Public Project
$1,625,000	4.375%, 12/01/25 Syncora Guarantee, Inc. Insured (pre-refunded)	Aa2/NR/NR	$1,651,033

	Henderson County, Kentucky
330,000	3.000%, 11/01/20	Aa3/NR/NR	347,104

	Lexington-Fayette Urban County, Kentucky
4,175,000	4.250%, 05/01/23 NPFG Insured	Aa2/AA/NR	4,292,025

	Louisville & Jefferson County, Kentucky
955,000	4.200%, 11/01/22 NPFG Insured (pre-refunded)	Aa1/AA+/AAA	984,739

	Warren County, Kentucky, Unlimited Tax
615,000	4.000%, 06/01/25	Aa2/AA-/NR	666,519
635,000	4.000%, 06/01/26	Aa2/AA-/NR	685,514
660,000	4.000%, 06/01/27	Aa2/AA-/NR	710,074
	Total General Obligation Bonds		9,337,008

	Revenue Bonds (92.8%)

	State Agency (20.3%)

	Kentucky Asset & Liability Commission Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,146,520
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,416,460
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,362,920
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,187,710

	Kentucky Asset & Liability Commission University of Kentucky Project
500,000	5.000%, 10/01/25 Series B (pre-refunded)	Aa2/AA/NR	537,210
750,000	5.000%, 10/01/26 Series B (pre-refunded)	Aa2/AA/NR	805,815
1,000,000	5.000%, 10/01/27 Series B (pre-refunded)	Aa2/AA/NR	1,074,420

	Kentucky Economic Development Finance Authority Louisville Arena Project
2,500,000	5.750%, 12/01/28 AGC Insured	A3/AA/NR	2,684,025

	Kentucky Higher Education Student Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	438,156
1,490,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	1,502,576

	Kentucky Rural Water Finance Corp.
355,000	4.600%, 02/01/25	NR/A+/NR	377,564
205,000	4.250%, 08/01/19 NPFG Insured	A3/AA-/NR	208,737
210,000	4.250%, 08/01/20 NPFG Insured	A3/AA-/NR	213,816
200,000	4.375%, 08/01/22 NPFG Insured	A3/AA-/NR	203,752
240,000	4.500%, 08/01/23 NPFG Insured	A3/AA-/NR	244,812
255,000	4.500%, 08/01/24 NPFG Insured	A3/AA-/NR	260,097
290,000	4.500%, 08/01/27 NPFG Insured	A3/AA-/NR	295,179
245,000	4.600%, 08/01/28 NPFG Insured	A3/AA-/NR	249,430
315,000	4.625%, 08/01/29 NPFG Insured	A3/AA-/NR	320,629
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	398,678
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	324,407
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	466,203
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	479,165
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	491,942
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	516,161

	Kentucky State Office Building COP
1,640,000	5.000%, 06/15/34	Aa3/NR/NR	1,903,532

	Kentucky State Property and Buildings Commission
1,020,000	5.000%, 11/01/20	Aa3/A/A+	1,124,428
1,375,000	5.375%, 11/01/23	Aa3/A/A+	1,527,570
1,000,000	5.000%, 10/01/25	Aa3/A/A+	1,193,440
750,000	5.500%, 11/01/28	Aa3/A/A+	832,058
2,800,000	5.250%, 02/01/28 AGC Insured	Aa3/AA/A+	3,096,912
2,500,000	5.000%, 02/01/29 AGC Insured	Aa3/AA/A+	2,733,125
2,820,000	5.750%, 04/01/24 Project 91	A1/A/A	3,089,056
2,625,000	5.750%, 04/01/29 Project 91	A1/A/A	2,867,524
625,000	4.000%, 04/01/26 Project 105	A1/A/A	680,206
655,000	4.000%, 04/01/27 Project 105	A1/A/A	708,815
1,500,000	5.000%, 10/01/29 Project 106	Aa3/A/A+	1,743,900
3,000,000	5.000%, 08/01/33 Project 108	Aa3/A/A+	3,474,180
5,000,000	5.000%, 08/01/32 Project 110	Aa3/A/A+	5,812,850

	Total State Agency		49,993,980

	Airports (6.8%)

	Kenton County, Kentucky Airport Board Airport Revenue
1,300,000	5.000%, 03/01/23 NPFG Insured AMT	A3/AA-/A-	1,303,991

	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,780,413
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	449,592
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,513,134
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	835,943

	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,463,321
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,737,781
1,060,000	5.000%, 07/01/18 AMT (pre-refunded)	A2/A+/A+	1,159,460
1,000,000	5.250%, 07/01/23 AGMC Insured AMT (pre-refunded)	A2/NR/A+	1,098,650
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,380,231

	Total Airports		16,722,516

	Higher Education (8.6%)

	Boyle County, Kentucky College Refunding & Improvement
1,035,000	4.500%, 06/01/22 AGC Insured	A3/AA/NR	1,082,651
200,000	4.625%, 06/01/24 AGC Insured	A3/AA/NR	209,326

	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	Aa3/A/NR	1,310,000
870,000	4.500%, 04/01/32 Series A	Aa3/NR/NR	982,796

	Lexington-Fayette, Kentucky Urban County Government Transylvania University Project
1,390,000	4.500%, 03/01/29	NR/A+/NR	1,454,955

	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	Aa3/NR/NR	1,194,080
1,000,000	4.000%, 04/01/31 Series A	Aa3/NR/NR	1,069,280

	Murray State University Project, Kentucky General Receipts
745,000	4.500%, 09/01/23 AMBAC Insured	Aa3/A/NR	786,236
1,850,000	4.500%, 03/01/30 Series A	Aa3/NR/NR	2,089,557

	University of Kentucky General Receipts
885,000	4.500%, 10/01/22 Syncora Guarantee, Inc. Insured (pre-refunded)	Aa2/AA/NR	911,709
1,545,000	4.500%, 10/01/23 Syncora Guarantee, Inc. Insured (pre-refunded)	Aa2/AA/NR	1,591,628
1,625,000	4.500%, 10/01/25 Syncora Guarantee, Inc. Insured (pre-refunded)	Aa2/AA/NR	1,674,043
1,010,000	4.500%, 10/01/26 Syncora Guarantee, Inc. Insured (pre-refunded)	Aa2/AA/NR	1,040,482

	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Aa3/AA-/NR	1,146,890

	Western Kentucky University General Receipts
2,000,000	4.200%, 09/01/25 Series A NPFG Insured	Aa3/AA-/NR	2,076,120
2,475,000	4.200%, 09/01/26 Series A NPFG Insured	Aa3/AA-/NR	2,563,036

	Total Higher Education		21,182,789

	Hospital (14.7%)

	City of Ashland, Kentucky, Medical Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa2/BBB/A-	2,206,140
1,535,000	5.000%, 02/01/23 Series B	Baa2/BBB/A-	1,691,969

	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	876,149
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	814,367
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	590,125

	Kentucky Economic Development Finance Authority, Baptist Healthcare System
4,795,000	5.375%, 08/15/24	A3/NR/A+	5,295,742

	Kentucky Economic Development Finance Authority, Catholic Health
500,000	2.700%, 05/01/39 Series B	A2/A/A+	515,855

	Kentucky Economic Development Finance Authority, Kings Daughter Medical Center
1,000,000	5.000%, 02/01/30	Baa2/BBB/A-	1,068,540

	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
6,980,000	5.000%, 10/01/26	NR/A-/A-	7,198,334
1,100,000	5.000%, 10/01/30	NR/A-/A-	1,131,427

	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/A-/NR	764,041

	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/A-/NR	1,028,524

	Louisville & Jefferson County, Kentucky Metropolitan Government Revenue Refunding, Catholic Health Initiatives
1,000,000	5.000%, 12/01/30	A2/A/A+	1,118,780

	Louisville & Jefferson County, Kentucky Metropolitan Government, Catholic Health Initiatives
2,005,000	5.000%, 12/01/35 Series 2012A	A2/A/A+	2,206,302

	Russell, Kentucky Bon Secours Health System
3,100,000	5.000%, 11/01/26 Series 2013	A2/A-/A	3,522,654

	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,634,984
680,000	4.000%, 10/01/29	NR/A+/NR	713,123

	Total Hospital		36,377,056

	Housing (1.5%)

	Kentucky Housing Corporation Housing Revenue
145,000	4.500%, 07/01/25	Aaa/AAA/NR	155,347
600,000	4.750%, 07/01/26	Aaa/AAA/NR	630,126
1,570,000	4.800%, 07/01/22 AMT	Aaa/AAA/NR	1,587,741

	Kentucky Housing Multifamily Mortgage Revenue
1,325,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,331,082

	Total Housing		3,704,296

	Local Public Property (6.4%)

	Grant County, Kentucky Public Property Corp. Justice Center Project
1,000,000	4.500%, 12/01/24	Aa3/NR/NR	1,062,080

	Jefferson County, Kentucky Capital Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	Aa3/NR/AA+	1,642,284
1,950,000	4.375%, 06/01/24 AGMC Insured	Aa3/NR/AA+	2,035,020
1,640,000	4.375%, 06/01/28 AGMC Insured	Aa3/NR/AA+	1,701,467
2,060,000	4.375%, 06/01/26 Series A AGMC Insured	Aa3/NR/AA+	2,148,333
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	Aa3/NR/AA+	1,114,512

	Kentucky Association of Counties Finance Corp. Financing Program
1,145,000	4.250%, 02/01/24	NR/AA-/NR	1,261,687
515,000	4.000%, 02/01/25	NR/AA-/NR	549,268
315,000	5.375%, 02/01/27	NR/AA-/NR	366,499
330,000	5.375%, 02/01/28	NR/AA-/NR	382,916

	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	1,056,002

	Laurel County, Kentucky Public Property Corp. Justice Center Project
250,000	4.625%, 03/01/28 (pre-refunded)	Aa3/NR/NR	270,033

	Lexington-Fayette Urban County, Kentucky Public Facilities
500,000	4.125%, 10/01/23 NPFG Insured	Aa3/NR/NR	510,790
500,000	4.250%, 10/01/26 NPFG Insured	Aa3/NR/NR	510,910

	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa2/AA/NR	1,160,700

	Total Local Public Property		15,772,501

	School Building (16.7%)

	Barren County, Kentucky School Building Revenue
1,265,000	4.250%, 08/01/25 AGC Insured (pre-refunded)	Aa3/NR/NR	1,292,741
1,670,000	4.375%, 08/01/26 AGC Insured (pre-refunded)	Aa3/NR/NR	1,707,809

	Boone County, Kentucky School District Finance Corp. School Building Revenue
1,580,000	4.500%, 08/01/23 AGMC Insured (pre-refunded)	Aa3/NR/NR	1,616,893
1,250,000	4.125%, 03/01/25 AGMC Insured	Aa3/NR/NR	1,287,050

	Bullitt County, Kentucky School District Finance Corp.
1,145,000	4.500%, 04/01/27	Aa3/NR/NR	1,223,375
1,200,000	4.500%, 04/01/28	Aa3/NR/NR	1,281,312

	Campbell County, Kentucky School District Finance Corp. School Building
340,000	3.500%, 08/01/22	Aa3/NR/NR	366,007

	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/A+/NR	3,514,890
4,335,000	4.375%, 05/01/26 AGMC Insured (pre-refunded)	A1/AA/NR	4,547,935
1,000,000	5.000%, 10/01/27 Series A	A1/A+/NR	1,173,290
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	792,203

	Fort Thomas, Kentucky Independent School District Finance Corp.
610,000	4.375%, 04/01/25 (pre-refunded)	Aa3/NR/NR	615,978

	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	Aa3/NR/NR	1,675,627
1,135,000	4.000%, 04/01/24 Second Series	Aa3/NR/NR	1,278,078

	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa2/AA-/NR	961,234
1,075,000	4.500%, 04/01/32 Series A	Aa2/AA-/NR	1,215,309
4,000,000	4.000%, 07/01/26 Series B	Aa2/AA-/NR	4,410,200

	Kenton County, Kentucky School District Finance Corp.
445,000	4.300%, 04/01/22 AGC Insured (pre-refunded)	Aa3/NR/NR	449,281
750,000	4.375%, 04/01/24 AGC Insured (pre-refunded)	Aa3/NR/NR	757,350
325,000	4.400%, 04/01/26 AGC Insured (pre-refunded)	Aa3/NR/NR	328,205
590,000	4.250%, 10/01/22 AGMC Insured (pre-refunded)	Aa3/NR/NR	606,721

	Larue County, Kentucky School District Finance Corp.
270,000	4.500%, 07/01/21 NPFG Insured (pre-refunded)	Aa3/NR/NR	275,384
470,000	4.500%, 07/01/22 NPFG Insured (pre-refunded)	Aa3/NR/NR	479,372
785,000	4.500%, 07/01/23 NPFG Insured (pre-refunded)	Aa3/NR/NR	800,653

	Laurel County, Kentucky School District Finance Corp.
300,000	4.000%, 06/01/16 AGMC Insured	Aa3/NR/NR	304,242

	Magoffin County, Kentucky School District
375,000	4.250%, 08/01/23 AMBAC Insured (pre-refunded)	Aa3/NR/NR	382,789
475,000	4.250%, 08/01/25 AMBAC Insured (pre-refunded)	Aa3/NR/NR	484,866

	Ohio County, Kentucky School Building Revenue
790,000	4.500%, 05/01/24	Aa3/NR/NR	855,886
325,000	4.500%, 05/01/25	Aa3/NR/NR	352,105

	Oldham County, Kentucky School District Finance Corp.
1,000,000	4.500%, 09/01/27 NPFG Insured	Aa3/NR/NR	1,052,140

	Owensboro, Kentucky Independent School District Finance Corp. School Building Revenue
890,000	4.375%, 09/01/24	Aa3/NR/NR	952,683

	Pendleton County, Kentucky School District Finance Corp. School Building Revenue
730,000	4.000%, 02/01/23 NPFG Insured (pre-refunded)	Aa3/NR/NR	756,579

	Pike County, Kentucky School Building Revenue
1,355,000	4.375%, 10/01/26 NPFG Insured	Aa3/NR/NR	1,408,902

	Spencer County, Kentucky School District Finance Corp., School Building Revenue
1,000,000	4.500%, 08/01/27 AGMC Insured	Aa3/NR/NR	1,044,920

	Warren County, Kentucky School District Finance Corp.
500,000	4.375%, 04/01/27 AGMC Insured	Aa3/NR/NR	527,290
295,000	4.125%, 02/01/23 NPFG Insured (pre-refunded)	Aa3/NR/NR	295,799

	Total School Building		41,075,098

	Turnpike/Highway (9.8%)

	Kentucky State Turnpike Authority
3,500,000	5.000%, 07/01/25	Aa2/AA/A+	3,954,020
1,000,000	5.000%, 07/01/25	Aa2/AA/A+	1,095,380
2,750,000	5.000%, 07/01/27	Aa2/AA/A+	3,004,485
1,100,000	5.000%, 07/01/28	Aa2/AA/A+	1,200,661
5,000,000	5.000%, 07/01/29 Series A	Aa2/AA/A+	5,871,650
4,030,000	5.000%, 07/01/30 Series A	Aa2/AA/A+	4,789,977
1,000,000	5.000%, 07/01/30 Series A	Aa2/AA/A+	1,171,020
3,000,000	4.450%, 07/01/22 Series B (pre-refunded)	Aa2/AA/A+	3,059,100

	Total Turnpike/Highway		24,146,293

	Utilities (8.0%)

	Campbell & Kenton Counties, Kentucky (Sanitation District)
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,552,324
1,695,000	4.300%, 08/01/24 NPFG Insured	Aa2/AA/NR	1,728,239
300,000	4.300%, 08/01/27 NPFG Insured	Aa2/AA/NR	305,121
1,450,000	4.300%, 08/01/28 NPFG Insured	Aa2/AA/NR	1,473,664

	Kentucky State Municipal Power Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,144,110

	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	581,320
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,177,664

	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,163,820
1,825,000	6.000%, 02/01/28 AGMC Insured	Aa3/NR/NR	2,044,986

	Owensboro, Kentucky Electric, Light and Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,125,840
3,500,000	5.000%, 01/01/26 AGMC Insured Series B	A2/AA/NR	3,923,185

	Owensboro, Kentucky Water Revenue
500,000	5.000%, 09/15/27 AGC Insured	A1/NR/NR	545,985

	Owensboro-Daviess County, Kentucky Regional Water Resource Agency Wastewater Refunding & Improvement
930,000	4.375%, 01/01/27 Series A Syncora Guarantee, Inc. Insured	NR/A+/NR	955,426

	Total Utilities		19,721,684

	Total Revenue Bonds		228,696,213

	Total Municipal Bonds (cost $227,050,908)		238,033,221

Shares	Short-Term Investment (2.5%)

6,246,027	Dreyfus Tax Exempt Cash Management, Institutional Shares, 0.01%** (cost $6,246,027)	NR/Aaa/NR	6,246,027

	Total Investments (cost $233,296,935-note b)	99.1%	244,279,248
	Other assets less liabilities	0.9	2,198,486
	Net Assets	100.0%	$246,477,734

		Percent of
	Municipal Bond Distribution By Quality Rating	Investments †

	Aaa of Moody's or AAA of S&P	1.0%
	Pre-refunded bonds †† / Escrowed to Maturity bonds	13.1
	Aa of Moody's or AA of S&P or Fitch	60.1
	A of Moody's or S&P or Fitch	25.2
	Not Rated*	0.6
		100.0%

	PORTFOLIO ABBREVIATIONS:
	AGC - Assured Guaranty Corp.
	AGMC - Assured Guaranty Municipal Corp.
	AMBAC - American Municipal Bond Assurance Corp.
	AMT - Alternative Minimum Tax
	NPFG - National Public Finance Guarantee
	NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

	** The rate is an annualized seven-day yield at period end.

	† Where applicable, calculated using the highest rating of the three NRSRO.

	†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
December 31, 2015
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $233,120,306 amounted to of $11,158,942, which consisted of aggregate gross unrealized appreciation of $11,298,545 and aggregate gross unrealized depreciation of $139,603.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$6,246,027
Level 2 – Other Significant Observable Inputs- Municipal Bonds+	238,033,221
Level 3 – Significant Unobservable Inputs	-
Total	$244,279,248
+See schedule of investments for a detailed listing of securities.

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2015
(unaudited)

Principal Amount	General Obligation Bonds (30.1%)	Ratings Moody's, S&P and Fitch	Value	(a)

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,162,717

	Bristol, Rhode Island
2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	2,349,094
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,148,680

	Coventry, Rhode Island
500,000	3.375%, 11/01/21 AGMC Insured	A1/NR/NR	539,580
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,723,738

	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A2/AA/NR	2,652,799
990,000	4.750%, 07/01/28 AGMC Insured	A2/AA/NR	1,066,715
750,000	4.300%, 07/01/30 AGMC Insured Series 2010 A	A2/AA/A	800,708
1,515,000	4.250%, 07/15/24 BAM Insured Series B	A2/AA/A	1,723,646
1,570,000	4.250%, 07/15/25 BAM Insured Series B	A2/AA/A	1,793,003

	Cumberland, Rhode Island
1,000,000	4.250%, 08/01/17 AGMC Insured	Aa3/AA/NR	1,053,210
600,000	4.250%, 08/01/18 AGMC Insured	Aa3/AA/NR	640,962
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA/NR	544,555
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA/NR	547,265

	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,662,375

	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	537,905

	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,054,364
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,056,761

	Lincoln, Rhode Island
1,000,000	4.500%, 08/01/24 NPFG Insured (pre-refunded)	Aa2/NR/AA	1,023,060
2,245,000	3.500%, 08/01/24 Series A	Aa2/NR/AA	2,488,448
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AA	2,467,258

	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,132,256

	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,107,059

	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/NR/NR	2,120,684
1,500,000	4.750%, 07/15/29 AGC Insured	A3/NR/NR	1,637,040
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	1,101,476

	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,676,790
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,666,305
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/BBB	983,736
2,510,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/BBB	2,537,836
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/BBB	1,008,610
500,000	4.000%, 07/15/19 Series A Refunding	Baa1/BBB/NR	538,115

	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,238,320
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,404,556
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,292,692
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,756,300
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,748,595
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,413,260
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,435,160

	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,101,284

	Warwick, Rhode Island
1,000,000	4.000%, 08/01/16 AGMC Insured Series 2008	A1/AA/NR	1,019,870
1,015,000	4.000%, 08/01/17 AGMC Insured Series 2008	A1/AA/NR	1,063,436
2,000,000	4.000%, 08/01/22 AGMC Insured Series 2015 B	NR/AA/NR	2,242,460
905,000	4.250%, 01/15/18 Syncora Guarantee, Inc. Insured (pre-refunded)	A1/AA-/NR	905,914

	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,268,695

	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/NR/NR	2,072,976
1,000,000	4.750%, 04/01/29 AGC Insured	A3/NR/NR	1,087,370
795,000	5.000%, 10/01/32 BAMI Insured Series A	Baa2/AA/NR	917,454

	Total General Obligation Bonds		71,515,092

	Revenue Bonds (68.6%)

	Development (5.7%)

	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 AGMC Insured Series A	A2/AA/NR	1,961,030

	Rhode Island Certificates of Participation (Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D AGMC Insured	Aa3/AA/AA-	1,047,770

	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	Aa3/AA-/AA-	8,875,600
1,500,000	5.500%, 05/15/27 AGC Insured Series A	Aa3/AA/AA-	1,698,405

	Total Development		13,582,805

	Higher Education (10.4%)

	Rhode Island Health and Education Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,230,213
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,617,553
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,125,280
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,595,259

	Rhode Island Health and Education Building Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	A2/NR/NR	2,809,150

	Rhode Island Health and Education Building Corp., Johnson & Wales University
900,000	5.500%, 04/01/16 Series 1999 A NPFG Insured	NR/AA-/NR	910,557
785,000	5.500%, 04/01/17 Series 1999 A NPFG Insured	NR/AA-/NR	828,473

	Rhode Island Health and Educational Building Corp., Higher Education Facility, New England Institute of Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/A+	1,344,388

	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,773,487

	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
1,000,000	3.500%, 08/15/30 AGMC Insured Series B	A1/AA/NR	1,011,170
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,036,030
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,078,980

	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B AGMC Insured	A1/AA/NR	2,256,840

	Rhode Island Health and Educational Building Corp., University of Rhode Island
1,000,000	4.500%, 09/15/26 Series 2005 G Refunding AMBAC Insured	Aa3/A+/NR	1,002,440

	Rhode Island Health and Education Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,051,360

	Total Higher Education		24,671,180

	Hospital (4.3%)

	Rhode Island Health & Education Building Corp., Hospital Financing, Care New England
500,000	5.000%, 09/01/20 Series 2013 A	NR/BB/BBB	543,335
500,000	5.000%, 09/01/22 Series 2013 A	NR/BB/BBB	536,475

	Rhode Island Health & Education Building Corp., Lifespan Obligation
1,500,000	5.250%, 05/15/26 NPFG Insured	A3/AA-/NR	1,503,825
2,500,000	5.000%, 05/15/20 Series A AGMC Insured	A2/AA/NR	2,538,200
5,000,000	5.000%, 05/15/26 Series A AGMC Insured	A2/AA/NR	5,062,000

	Total Hospital		10,183,835

	Housing (6.7%)

	Rhode Island Housing & Mortgage Finance Corp. Home Funding
2,485,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	2,607,312
615,000	4.100%, 04/01/28 Series 2010 #3	Aa2/NR/NR	637,853
1,505,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	1,578,760
1,250,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,250,675
985,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	973,269
2,185,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	2,139,705

	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,653,200
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,111,820
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,002,370
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	993,990

	Total Housing		15,948,954

	Public School (26.0%)

	Providence, Rhode Island Public Building Authority, School Projects
3,000,000	4.500%, 05/15/27 Series 2007 B AGMC Insured (pre-refunded)	A2/AA/NR	3,154,650
2,000,000	4.500%, 05/15/28 Series 2007 C AGMC Insured (pre-refunded)	A2/AA/NR	2,103,100

	Rhode Island Certificates of Participation (School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009 AGC Insured	Aa3/AA/AA-	1,128,240
500,000	5.625%, 04/01/29 Series C 2009 AGC Insured	Aa3/AA/AA-	564,225

	Rhode Island Health and Education Building Corp., Public School Financing Program
500,000	5.000%, 05/15/20 Series 2007 A AGMC Insured	Aa3/NR/NR	528,800
500,000	5.000%, 05/15/17 Series 2008 A AGMC Insured	Aa3/NR/NR	528,380
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	1,043,450
1,125,000	5.000%, 05/15/24 Series 2008 B	A1/NR/NR	1,225,744
1,500,000	4.250%, 05/15/21 Series A AGMC Insured	Aa3/NR/NR	1,609,320
2,000,000	4.375%, 05/15/22 Series A AGMC Insured	Aa3/NR/NR	2,151,560
3,000,000	4.500%, 05/15/25 Series A AGMC Insured	Aa3/NR/NR	3,235,320
2,000,000	4.750%, 05/15/29 Series A AGMC Insured	Aa3/NR/NR	2,146,640

	Rhode Island Health and Education Building Corp., Public School Financing Program
795,000	5.000%, 05/15/27 Series 2015C	Aa2/NR/NR	957,697
1,630,000	5.000%, 05/15/27 Series 2015D	A1/NR/NR	1,944,101

	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,153,890

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	A1/AA/NR	1,034,300
1,000,000	4.000%, 05/15/33 AGMC Insured	A1/AA/NR	1,036,910

	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,177,681
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,026,610
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,029,720

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,015,030

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,821,755

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013C	NR/AA+/NR	1,079,100

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,589,610

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	A1/A/NR	1,081,530
1,100,000	4.500%, 11/15/22 Series 2013 I	A1/A/NR	1,239,315

	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 BAM Insured Series 2015 B	NR/AA/NR	1,264,817

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	A1/NR/NR	1,725,461

	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
3,000,000	3.500%, 05/15/24 AGMC Insured Series 2015A	A1/AA/NR	3,224,970
3,000,000	3.750%, 05/15/27 AGMC Insured Series 2015A	A1/AA/NR	3,184,830
3,000,000	4.000%, 05/15/28 AGMC Insured Series 2015A	A1/AA/NR	3,227,880
2,760,000	4.000%, 05/15/30 AGMC Insured Series 2015B	A1/AA/NR	2,951,102

	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/22 Series 2013 A	A1/NR/NR	2,237,480
2,000,000	4.500%, 05/15/23 Series 2013 A	A1/NR/NR	2,242,980
2,000,000	4.500%, 05/15/24 Series 2013 A	A1/NR/NR	2,261,520

	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	866,904

	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of West Warwick
935,000	4.000%, 05/15/21	A1/NR/NR	1,013,203
745,000	3.000%, 11/15/21	A1/NR/NR	768,043

	Total Public School		61,575,868

	Student Loan (0.4%)

	State of Rhode Island Student Loan Authority
1,000,000	4.750%, 12/01/23 Senior Series 2010 B	NR/A+/A	1,046,480

	Transportation (5.3%)

	Rhode Island State Economic Development Corp., Airport Revenue
1,000,000	5.000%, 07/01/24 Series B	A3/BBB+/BBB+	1,137,520
2,000,000	4.000%, 07/01/24 Series B	A3/BBB+/BBB+	2,124,920
540,000	4.625%, 07/01/26 AGC Insured Series B	A3/AA/BBB+	576,515
1,000,000	5.000%, 07/01/18 AGC Insured Series C	A3/AA/BBB+	1,073,660
1,500,000	5.000%, 07/01/22 NPFG Insured Series C	A3/AA-/BBB+	1,504,425

	Rhode Island State Economic Development Corp., Motor Fuel Tax (Rhode Island Department of Transportation)
2,385,000	4.700%, 06/15/23 Series 2003 A AMBAC Insured	A3/A+/A	2,391,368
1,000,000	4.000%, 06/15/18 Series 2006 A AMBAC Insured	A3/A+/A	1,013,050

	Rhode Island State Economic Development Corp., (Rhode Island Airport Corp. Intermodal Facility Project)
1,000,000	4.250%, 07/01/17 CIFG Assurance North America, Inc. Insured	Baa1/BBB+/NR	1,016,560

	Rhode Island Economic Development Corp. (Rhode Island Department of Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/A+	1,689,060

	Total Transportation		12,527,078

	Turnpike/Highway (2.4%)

	Rhode Island State Turnpike & Bridge Authority
500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	546,195
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,767,600
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,209,660
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,099,140

	Total Turnpike/Highway		5,622,595

	Water and Sewer (7.1%)

	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,442,737
1,000,000	5.000%, 02/01/32 Series 2007 A NPFG Insured (pre-refunded)	NR/AA-/NR	1,047,050

	Rhode Island Clean Water Protection Finance Agency
1,545,000	4.750%, 10/01/18 Series A AMBAC Insured	Aaa/NR/NR	1,549,511
500,000	4.750%, 10/01/20 1999 Series A AMBAC Insured	Aaa/NR/NR	501,350

	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
310,000	5.000%, 10/01/18 Series B NPFG Insured	Aaa/AAA/NR	310,958
4,765,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	4,777,103

	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,186,589
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,047,180
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,043,670

	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 NPFG Insured Series 2015	A3/AA-/NR	2,018,599

	Total Water and Sewer		16,924,747

	Other Revenue(0.3%)

	State of Rhode Island Depositors Economic Protection Corp.
250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	305,218
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/AA-/NR	276,606

	Total Other Revenue		581,824

	Total Revenue Bonds		162,665,366

	Total Municipal Bonds (cost $225,050,410)		234,180,458

Shares	Short-Term Investment (0.6%)

1,432,960	Dreyfus Tax Exempt Cash Management, Institutional Shares, 0.01%** (cost $1,432,960)	NR/Aaa/NR	1,432,960

	Total Investments (cost $226,483,370-note b)	99.3%	235,613,418
	Other assets less liabilities	0.7	1,632,123
	Net Assets	100.0%	$237,245,541

		Percent of
		Investments †
	Municipal Bond Distribution By Quality Rating
	Aaa of Moody's or AAA of S&P or Fitch	7.2%
	Pre-refunded bonds †† / ETM bonds	3.8
	Aa of Moody's or AA of S&P or Fitch	64.3
	A of Moody's or S&P or Fitch	23.6
	Baa of Moody's or BBB of S&P or Fitch	1.1
		100.0%

	PORTFOLIO ABBREVIATIONS:

	AGC - Assured Guaranty Corp.
	AGMC - Assured Guaranty Municipal Corp.
	AMBAC - American Municipal Bond Assurance Corp.
	BAMI - Build America Mutual Insurance
	CIFG - CDC IXIS Financial Guaranty
	ETM - Escrowed to Maturity
	MAC - Municipal Assurance Corp.
	NPFG - National Public Finance Guarantee
	NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

	** The rate is an annualized seven-day yield at period end.

	† Where applicable, calculated using the highest rating of the three NRSRO.

	†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2015
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $226,446,183 amounted to $9,167,235, which consisted of aggregate gross unrealized appreciation of $9,311,787 and aggregate gross unrealized depreciation of $144,552.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,432,960
Level 2 – Other Significant Observable Inputs- Municipal Bonds+	234,180,458
Level 3 – Significant Unobservable Inputs	-
Total	$235,613,418
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
December 31, 2015
(unaudited)

Principal Amount	General Obligation Bonds (28.8%)	Ratings Moody's, S&P and Fitch	Value	(a)

	Hospital (0.8%)

	Rangely, Colorado Hospital District Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,340,720

	Metropolitan District (5.3%)

	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/A-	3,047,460

	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,230,900

	Fraser Valley, Colorado Metropolitan Recreational District
1,875,000	5.000%, 12/01/25 (pre-refunded)	NR/A/NR	2,020,425

	Hyland Hills Metro Park & Recreation District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	888,248

	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,850,428

	North Metro Fire Rescue District, Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured (pre-refunded)	NR/AA/NR	1,243,968

	Park Creek Metropolitan District, Colorado Revenue Refunding & Improvement - Senior Property Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured (pre-refunded)	NR/AA/BBB	2,326,920

	Poudre Tech Metropolitan District, Colorado Unlimited Property Tax Supported Revenue Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,227,924

	Stonegate Village Metropolitan District, Colorado Refunding & Improvement
325,000	5.000%, 12/01/23 NPFG Insured (pre-refunded)	A3/AA-/NR	338,003
175,000	5.000%, 12/01/23 NPFG Insured (pre-refunded)	A3/AA-/NR	182,002
585,000	5.000%, 12/01/24 NPFG Insured (pre-refunded)	A3/AA-/NR	608,406
315,000	5.000%, 12/01/24 NPFG Insured (pre-refunded)	A3/AA-/NR	327,603

	Total Metropolitan District		16,292,287

	School Districts (22.3%)

	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA-/NR	3,714,120
1,000,000	5.000%, 12/15/25	Aa2/AA-/NR	1,262,040

	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,140,800
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,395,340

	Adams & Arapahoe Counties, Colorado Joint School District #28J
2,500,000	5.500%, 12/01/23 (pre-refunded)	Aa2/AA-/NR	2,816,450

	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,251,234
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,397,860
1,000,000	5.000%, 12/01/25	Aa2/AA-/NR	1,237,090
1,000,000	5.375%, 12/01/26 NPFG Insured (pre-refunded)	Aa2/AA-/NR	1,043,390
1,060,000	5.000%, 12/01/28	Aa2/AA-/NR	1,310,033

	Arapahoe County, Colorado School District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,808,242

	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,251,670

	Boulder Larimer & Weld Counties, Colorado
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,661,040
1,260,000	5.000%, 12/15/26 AGMC Insured (pre-refunded)	Aa2/AA/NR	1,312,592

	Boulder Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA/NR	2,505,740

	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA/AA+	3,320,100
3,000,000	5.250%, 12/01/27 (pre-refunded)	Aa2/AA/NR	3,412,500

	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa2/AA/AA+	2,488,900
4,000,000	5.000%, 12/01/27	Aa2/AA/AA+	4,908,240

	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,431,121

	El Paso County, Colorado School District #20
1,500,000	4.500%, 12/15/25 AGMC Insured (pre-refunded)	Aa2/NR/NR	1,605,810

	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,230,721

	Gunnison Watershed, Colorado School District
1,025,000	5.250%, 12/01/26 (pre-refunded)	Aa2/AA-/NR	1,147,436

	Jefferson County, Colorado School District #R-001
3,000,000	5.250%, 12/15/25 AGMC Insured (pre-refunded)	Aa2/AA/NR	3,132,240

	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,459,900

	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,234,710

	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,722,960
750,000	4.500%, 12/01/26	Aa3/NR/NR	876,870

	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,699,210

	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,318,750

	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,212,240

	Total School Districts		68,309,349

	Water & Sewer (0.4%)

	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,412,141

	Total Water & Sewer		1,412,141

	Total General Obligation Bonds		88,354,497

	Revenue Bonds (69.4%)

	Airport (3.6%)

	Denver, Colorado City & County Airport Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/A+	5,042,472
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,381,905
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,423,780

	Walker Field, Colorado Public Airport Authority Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,052,070

	Total Airport		10,900,227

	Electric (3.8%)

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27 (pre-refunded)	NR/NR/NR*	1,934,595
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,230,960
295,000	4.750%, 11/15/27	Aa2/AA/NR	330,099

	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,097,000
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,089,720

	Colorado Springs, Colorado Utilities Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	3,164,434
865,000	5.250%, 11/15/23 (pre-refunded)	NR/NR/NR*	968,065
420,000	5.250%, 11/15/23 (unrefunded portion)	Aa2/AA/NR	468,279

	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,286,289

	Total Electric		11,569,441

	Higher Education (19.3%)

	Adams State College, Colorado Auxiliary Facilities Improvement Series A
1,000,000	5.200%, 05/15/27 (pre-refunded)	Aa2/AA-/NR	1,135,870

	Adams State College, Colorado Auxiliary Facilities Refunding, Series B
3,000,000	4.500%, 05/15/29	Aa2/AA-/NR	3,231,210

	Colorado Educational & Cultural Facility Authority, Student Housing - Campus Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,144,442

	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
1,700,000	5.000%, 09/01/22	A2/A+/NR	1,937,643
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,847,959

	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	939,817
4,000,000	5.250%, 03/01/25 NPFG Insured	A1/AA-/NR	4,920,880

	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/AA-/NR	1,244,190

	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project, Series B
3,085,000	5.000%, 03/01/22 NPFG/ FGIC Insured (pre-refunded)	A1/AA-/NR	3,107,490

	Colorado Educational & Cultural Facility Authority, University of Denver Project, Series B Refunding
3,620,000	5.250%, 03/01/23 NPFG Insured (pre-refunded)	A1/A+/AA	3,645,919

	Colorado School of Mines Enterprise Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,610,496

	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,713,586
930,000	5.000%, 03/01/28 AGMC Insured (pre-refunded)	Aa3/AA/NR	1,010,891

	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26	Aa2/AA-/NR	3,573,208

	Mesa State College, Colorado Auxiliary Facilities Enterprise
2,000,000	5.700%, 05/15/26 (pre-refunded)	NR/AA-/NR	2,183,120

	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa2/NR/AA+	1,562,214
2,000,000	5.000%, 06/01/27 (pre-refunded)	Aa2/NR/AA+	2,258,360

	University of Colorado Enterprise System Series A
2,000,000	4.750%, 06/01/27	Aa2/NR/AA+	2,293,540
2,620,000	5.000%, 06/01/29	Aa2/NR/AA+	3,205,098
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa2/NR/AA+	1,449,644

	University of Colorado Enterprise System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/NR/AA+	1,836,492

	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,219,720
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,275,645
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,402,550

	Western State College, Colorado Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,335,415

	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,140,391

	Total Higher Education		59,225,790

	Hospital (7.6%)

	Colorado Health Facility Authority Hospital Revenue, Adventist Health/Sunbelt, Refunding
2,500,000	5.125%, 11/15/29 (pre-refunded)	Aa2/AA-/AA	2,599,125

	Colorado Health Facility Authority Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A2/AA/A+	1,075,220

	Colorado Health Facility Authority Hospital Revenue, Evangelical Lutheran Project
1,125,000	5.250%, 06/01/19 (pre-refunded)	NR/NR/NR*	1,146,746
710,000	5.250%, 06/01/21 (pre-refunded)	NR/NR/NR*	723,724
1,425,000	5.250%, 06/01/24 (pre-refunded)	NR/NR/NR*	1,452,545

	Colorado Health Facility Authority Hospital Revenue, Evangelical Lutheran Project
450,000	5.250%, 06/01/19 (unrefunded portion)	Baa1/BBB+/NR*	458,829
290,000	5.250%, 06/01/21 (unrefunded portion)	Baa1/BBB+/NR*	295,667
575,000	5.250%, 06/01/24 (unrefunded portion)	Baa1/BBB+/NR*	586,138

	Colorado Health Facility Authority Hospital Revenue, NCMC, Inc. Project
2,000,000	5.250%, 05/15/26 Series A AGMC Insured	NR/AA/A+	2,235,640

	Colorado Health Facility Authority Hospital Revenue, Valley View Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/A-/NR	1,638,855

	Colorado Health Facility Authority, Catholic Health Initiatives, Series D
2,000,000	5.000%, 10/01/16	A2/A/A+	2,062,860
1,000,000	6.000%, 10/01/23	A2/A/A+	1,133,150

	Colorado Health Facility Authority, Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,416,220

	Denver, Colorado Health & Hospital Authority Healthcare, Series A Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,070,960
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,552,665

	Park Hospital District Larimer County, Colorado Limited Tax
1,010,000	4.500%, 01/01/21 AGC Insured	A3/AA/NR	1,012,586

	Total Hospital		23,460,930

	Housing (0.5%)

	Colorado Housing Finance Authority, Single Family Mortgage Class III Series A-5
1,090,000	5.000%, 11/01/34	A2/A/NR	1,116,280

	Colorado Housing and Finance Authority, Multi-Family Project C1-II Series A-2
320,000	5.400%, 10/01/29	Aa2/AA/NR	337,379

	Total Housing		1,453,659

	Lease (17.5%)

	Adams 12 Five Star Schools, Colorado COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,914,432
500,000	5.000%, 12/01/25	Aa3/A+/NR	547,875

	Adams County, Colorado Corrections Facility COP, Series B
1,600,000	5.000%, 12/01/26 (pre-refunded)	Aa2/AA/NR	1,779,712
1,200,000	5.125%, 12/01/27 (pre-refunded)	Aa2/AA/NR	1,339,068

	Aurora, Colorado COP, Refunding Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,698,885

	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,129,699

	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,193,140

	Colorado Educational & Cultural Facilities Authority, Ave Maria School Project Refunding
1,000,000	4.850%, 12/01/25 AGC Insured	A3/AA/NR	1,050,630

	Colorado Educational & Cultural Facilities Authority, Charter School - James, Refunding & Improvement
3,000,000	5.000%, 08/01/27 AGC Insured (pre-refunded)	NR/AA/NR	3,199,530

	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,375,360

	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,809,405

	Colorado State Higher Education Capital Construction Lease
3,000,000	5.250%, 11/01/23 (pre-refunded)	Aa2/AA-/NR	3,343,770
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,110,100

	Denver, Colorado City and County COP (Botanical Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,243,441

	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,313,028

	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,864,956

	Douglas County, Colorado School District No. RE-1 Douglas & Elbert Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,380,594

	El Paso County, Colorado COP (Judicial Complex Project) Series A
1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	1,926,252

	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,666,157

	Garfield County, Colorado COP Public Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,130,910

	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,121,537

	Pueblo, Colorado COP (Police Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,387,651

	Rangeview Library District Project, Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured (pre-refunded)	Aa3/AA/NR	2,461,520
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa3/AA/NR	2,990,561
1,000,000	5.000%, 12/15/28 AGC Insured (pre-refunded)	Aa3/AA/NR	1,113,810

	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,639,130

	Total Lease		53,731,153

	Sales Tax (5.5%)

	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	2,518,353

	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA-/NR	1,134,019

	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/21 AMBAC Insured (pre-refunded)	NR/AA-/NR	1,025,610
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,219,190

	Denver, Colorado City & County Excise Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	A1/AA/AA-	4,552,560

	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,241,012

	Park Meadows Business Implementation District, Colorado Shared Sales Tax
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,561,890

	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,422,088

	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A/NR	1,177,244

	Total Sales Tax		16,851,966

	Transportation (0.8%)

	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/A/A	2,396,220

	Total Transportation		2,396,220

	Water & Sewer (9.8%)

	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,641,460
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,258,099

	Aurora, Colorado Water Improvement First Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA+	1,329,475

	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,206,687
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,824,335

	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	4,007,705

	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,169,330
2,675,000	5.000%, 09/01/16 NPFG Insured	A3/AA-/NR	2,683,159
1,855,000	5.000%, 09/01/17 NPFG Insured	A3/AA-/NR	1,858,339

	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,139,770

	Erie, Colorado Water Enterprise Revenue, Series A
735,000	5.000%, 12/01/25 AGMC Insured (pre-refunded)	A1/NR/NR	792,007
265,000	5.000%, 12/01/25 AGMC Insured (unrefunded portion)	A1/NR/NR	284,250

	Greeley, Colorado Water Revenue
1,920,000	4.200%, 08/01/24 NPFG Insured	NR/AA/NR	1,954,906

	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,666,906

	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA/NR	1,198,240

	Thorton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,228,957

	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,897,007

	Total Water & Sewer		30,140,632

	Miscellaneous Revenue (1.0%)

	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Kent Denver School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,111,270

	Colorado Educational & Cultural Facility Authority, Independent School Revenue Refunding, Vail Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	2,007,733

	Total Miscellaneous Revenue		3,119,003

	Total Revenue Bonds		212,849,021

	Total Investments (cost $283,579,929-note b)	98.2%	301,203,518
	Other assets less liabilities	1.8	5,446,023
	Net Assets	100.0%	$306,649,541

Percent of
Portfolio Distribution By Quality Rating	Investments †
Aaa of Moody's or AAA of S&P or Fitch	0.8%
Pre-refunded Bonds†† / Escrowed to Maturity Bonds	19.5
Aa of Moody's or AA of S&P or Fitch	61.4
A of Moody's or S&P or Fitch	14.1
Baa of Moody's or BBB of S&P or Fitch	3.4
Not Rated*	0.8
100.0%

PORTFOLIO ABBREVIATIONS:

ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMAC -Build America Mutual Assurance Company
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

† Where applicable, calculated using the highest rating of the three NRSRO.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $283,511,207 amounted to $17,692,311, which consisted of aggregate gross unrealized appreciation of $17,702,938 and aggregate gross unrealized depreciation of $10,627.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$-
Level 2 – Other Significant Observable Inputs - Municipal Bonds+	301,203,518
Level 3 – Significant Unobservable Inputs	-
Total	$301,203,518
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS
December 31, 2015
(unaudited)

Amount	General Obligation Bonds (16.8%)	Ratings Moody's, S&P and Fitch	Value	(a)

	City and County (6.3%)

	Carson City, Nevada
$1,000,000	5.000%, 05/01/28	A1/AA-/NR	$1,168,600

	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA/NR	2,574,895
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA/NR	1,145,370
2,000,000	4.750%, 06/01/30 AGMC Insured	Aa1/AA/NR	2,034,400
2,000,000	5.000%, 11/01/28 AGMC/AMBAC Insured	Aa1/AA/AA	2,072,140
1,000,000	4.750%, 11/01/27 NPFG/ FGIC Insured (pre-refunded)	Aa1/AA/NR	1,014,290

	Harris County, Texas Flood Control District Improvement
1,000,000	4.750%, 10/01/29 (pre-refunded)	Aaa/AAA/AAA	1,031,630

	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA/NR	1,157,000
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA/NR	886,305
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA/NR	870,323

	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/29	Aa2/AA+/NR	1,116,880

	Miami-Dade County, Florida Building Better Communities Program
1,605,000	5.625%, 07/01/38	Aa2/AA/NR	1,772,193

	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,168,440

	Orem, Utah Refunding
690,000	0.250%, 12/01/16	NR/AA/AA+	688,096
900,000	0.250%, 12/01/17	NR/AA/AA+	889,605

	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/A+/AA-	1,184,030

	Reno, Nevada, Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A-/NR	1,146,140

	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,322,680

	Total City and County		24,243,017

	Education - Public Schools (6.7%)

	Brownsboro, Texas Independent School District
490,000	zero coupon, 08/15/16 PSF Guaranteed	NR/AAA/NR	488,809

	Clark County, Nevada School District
500,000	5.000%, 06/15/28 Series A (pre-refunded)	A1/AA-/A	548,630

	Clark County, Nevada School District Limited Tax
2,000,000	4.000%, 06/15/30 Series D	A1/AA-/NR	2,144,100

	Davis County, Utah School District School Board Guaranty Program
4,395,000	4.000%, 06/01/25 Series B	Aaa/NR/NR	5,089,102

	Florida State Board of Education Public Education Capital Outlay

2,000,000	4.750%, 06/01/30 2005 Series F	Aa1/AAA/AAA	2,055,440
	Forney, Texas Independent School District Capital Appreciation Refunding
1,000,000	zero coupon, 08/15/39 AGMC Insured	NR/AA/NR	342,580

	Granite School District, Utah, Salt Lake County School Building School Board Guaranty Program
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,161,230

	Irving, Texas Independent School District Capital Appreciation Refunding
845,000	zero coupon, 02/15/20 PSF Guaranteed (unrefunded balance)	Aaa/AAA/NR	690,627
155,000	zero coupon, 02/15/20 PSF Guaranteed (pre-refunded)	Aaa/NR/NR	126,683

	Lewis County, Washington School District No. 302 Chehalis
1,000,000	5.000%, 12/01/34	Aa1/NR/NR	1,169,030

	McKinney, Texas
1,375,000	5.000%, 08/15/24 AMBAC Insured	Aa1/AAA/NR	1,382,398

	Midlothian, Texas Independent School District
1,145,000	zero coupon, 02/15/18 PSF Guaranteed	Aaa/AAA/NR	1,121,642

	San Angelo, Texas Certificates of Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	3,152,708

	Schertz-Cibolo Universal City, Texas Independent School District
2,325,000	5.000%, 02/01/36 PSF Guaranteed	Aaa/NR/AAA	2,331,789

	Uintah County, Utah School District School Board Guaranty Program
455,000	4.250%, 02/01/24 (pre-refunded)	Aaa/NR/NR	465,110

	Wasatch County, Utah School District School Board Guaranty Program
880,000	5.000%, 06/01/25 (pre-refunded)	Aaa/NR/NR	896,491

	Washoe County, Nevada School District Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,292,540

	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	554,750

	Total Education - Public Schools		26,013,659

	Hospital (0.3%)

	King County, Washington Public Hospital District No. 002, Refunding, Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A+/NR	1,155,090

	Total Hospital		1,155,090

	Local Public Property (0.0%)

	Coral Canyon, Utah Special Service District
25,000	4.850%, 07/15/17 (unrefunded balance)	NR/NR/NR*	25,107
20,000	4.850%, 07/15/17 (pre-refunded)	NR/NR/NR*	20,462

	Total Local Public Property		45,569

	State (2.0%)

	Texas State Transportation Commission Highway Improvement
1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	1,201,500

	Texas State Transportation Commission Mobility Fund
1,140,000	5.000%, 04/01/27 Series A (pre-refunded)	Aaa/AAA/NR	1,201,229
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,212,900

	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,217,290

	State of Washington
1,500,000	zero coupon, 01/01/18 Series S-2 AGMC Insured	Aa1/AA+/AA+	1,466,220

	Washington State Various Purpose
1,405,000	5.000%, 07/01/30 Series A (pre-refunded)	Aa1/AA+/NR	1,493,515

	Total State		7,792,654

	Water and Sewer (1.5%)

	Central Utah Water Conservancy District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AAA	884,294

	Las Vegas Valley, Nevada Water District Refunding
1,000,000	5.000%, 06/01/30 Series C	Aa1/AA+/NR	1,152,340

	Las Vegas Valley, Nevada Water District Refunding & Water Improvement
2,600,000	5.000%, 02/01/38 Series A	Aa1/AA+/NR	2,764,398

	Virgin Valley, Nevada Water District
955,000	5.000%, 03/01/34 AGC Insured (pre-refunded)	A1/NR/NR	1,039,145

	Total Water and Sewer		5,840,177

	Total General Obligation Bonds		65,090,166

	Revenue Bonds (80.3%)

	Airport (1.7%)

	Alaska State International Airport Revenue
35,000	5.000%, 10/01/24 AMBAC Insured AMT	A1/NR/A+	35,103

	Broward County, Florida Airport System Revenue Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A	1,134,400

	Clark County, Nevada Passenger Facilities Charge Revenue Las Vegas-McCarran International Airport
1,500,000	5.000%, 07/01/30	A1/A+/NR	1,698,660

	Jacksonville, Florida Aviation Authority
1,895,000	5.000%, 10/01/26 AMBAC Insured AMT	A2/A/A	1,955,413

	Miami-Dade County, Florida Aviation Revenue Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,929,583

	Total Airport		6,753,159

	Education - Charter Schools (9.5%)

	Utah County, Utah Charter School Revenue Renaissance Academy
100,000	5.350%, 07/15/17 Series A 144A	NR/NR/NR*	101,518

	Utah County, Utah Charter School Revenue, Ronald Wilson Reagan Academy
1,000,000	6.000%, 02/15/38 Series A	NR/BB+/NR	1,018,910

	Utah State Charter School Finance Authority American Leadership Academy

1,000,000	5.000%, 10/15/35	NR/AA/NR	1,133,850

	Utah State Charter School Finance Authority George Washington Academy
500,000	1.000%, 04/15/18 Series 2015	NR/AA/NR	495,980
1,000,000	6.750%, 07/15/28 (pre-refunded)	NR/BBB-/NR	1,053,010
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,667,190

	Utah State Charter School Finance Authority Good Foundations Academy
915,000	4.750%, 11/15/24 Series A	NR/NR/NR*	915,750
1,655,000	5.550%, 11/15/34 Series A	NR/NR/NR*	1,656,324
3,280,000	5.850%, 11/15/44 Series A	NR/NR/NR*	3,282,558

	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,498,605

	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,476,319

	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	449,003
440,000	4.000%, 04/15/24	NR/AA/NR	489,394
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,919,848
1,635,000	5.000%, 04/15/34	NR/AA/NR	1,847,844

	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,112,220

	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	530,433
505,000	4.000%, 10/15/23	NR/AA/NR	559,565
525,000	4.000%, 10/15/24	NR/AA/NR	572,759

	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,180,790
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,125,920

	Utah State Charter School Finance Authority Davinci Academy, Refunding & Improvement
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,085,970

	Utah State Charter School Finance Authority Ronald Wilson Reagan Academy
1,000,000	5.750%, 02/15/22 Series A	NR/BB+/NR	1,030,510

	Utah State Charter School Finance Authority Venture Academy
480,000	0.500%, 10/15/19	NR/AA/NR	467,635
675,000	4.000%, 10/15/24	NR/AA/NR	743,276
855,000	5.000%, 10/15/29	NR/AA/NR	986,747
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,239,332
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,251,005
2,115,000	5.000%, 10/15/44	NR/AA/NR	2,347,756

	Utah State Charter School Finance Authority Wasatch Peak Academy Project, School Board Guaranty Program
740,000	5.000%, 10/15/29	NR/AA/NR	849,601
700,000	5.000%, 10/15/36	NR/AA/NR	775,418

	Total Education - Charter Schools		36,865,040

	Electric (9.0%)

	Clark County, Washington Public Utility District No. 001 Electric Revenue Refunding
880,000	5.000%, 01/01/30	A1/A/A+	1,029,054

	Clark County, Washington Public Utility District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/A+	1,130,370

	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A2/A+/NR	1,144,350

	Cowlitz County, Washington Public Utility District No. 001
560,000	4.500%, 09/01/26 NPFG Insured (pre-refunded)	A1/NR/NR	574,986
90,000	4.500%, 09/01/26 NPFG Insured (unrefunded balance)	A1/NR/NR	92,008

	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured (pre-refunded)	NR/AA/NR	385,860

	Energy Northwest, Washington Wind Project
1,000,000	4.500%, 07/01/30 Series A AMBAC Insured (pre-refunded)	A2/A/NR	1,019,690

	Jacksonville Electric Authority, Florida Electric System Revenue
500,000	4.500%, 10/01/32 Series Three 2012A	Aa2/AA-/AA	540,860

	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29 (unrefunded balance)	A2/A/A	1,631,480
60,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	68,144
5,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	5,661
1,000,000	5.000%, 05/15/36 Series A (unrefunded balance)	A2/A/A	1,124,190

	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,161,210

	San Antonio, Texas Electric & Gas Revenue System
1,000,000	5.000%, 02/01/32	Aa1/AA/AA+	1,068,930
2,000,000	4.000%, 02/01/33	Aa1/AA/AA+	2,183,580

	Santa Clara, Utah Electric Revenue
1,005,000	4.250%, 08/01/26 AGC Insured	A3/NR/NR	1,006,879

	St. George, Utah Electric Revenue
3,750,000	5.000%, 06/01/38 AGMC Insured	A2/NR/NR	4,003,463

	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A-/NR	1,349,595

	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/A-	1,127,298

	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,304,820
1,000,000	5.000%, 04/01/25	NR/A-/A	1,151,250
6,375,000	5.000%, 04/01/26	NR/A-/A	7,328,063

	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A-/A	905,704
905,000	5.000%, 03/01/32	NR/A-/A	1,022,596
745,000	5.000%, 03/01/34	NR/A-/A	835,562

	Wyoming Municipal Power Agency Power Supply System Revenue
720,000	5.500%, 01/01/28 Series A	A2/A-/NR	774,972

	Total Electric		34,970,575

	Higher Education (7.7%)

	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,120,530

	Salt Lake County, Utah Westminster College Project
280,000	1.000%, 10/01/17	NR/BBB/NR	277,418
685,000	5.000%, 10/01/19	NR/BBB/NR	750,568
720,000	5.000%, 10/01/20	NR/BBB/NR	799,898
825,000	4.750%, 10/01/20	NR/BBB/NR	855,113
870,000	4.750%, 10/01/21	NR/BBB/NR	900,668
790,000	5.000%, 10/01/22	NR/BBB/NR	884,152
600,000	5.000%, 10/01/27	NR/BBB/NR	618,048
955,000	5.000%, 10/01/28	NR/BBB/NR	1,040,406
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,087,561
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,136,583

	Texas State University System Financing Revenue
2,000,000	5.250%, 03/15/25 (pre-refunded)	Aa2/NR/NR	2,187,900

	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,150,680

	Utah State Board of Regents
2,980,000	4.500%, 04/01/29	Aa2/AA/NR	3,264,352

	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,135,142

	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	415,064
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	430,236
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	455,711
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	121,532

	Utah State Board of Regents, University of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31 (pre-refunded)	Aa2/AA/NR	1,451,122

	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,229,069

	Utah State Board of Regents, Utah, Valley University Student Center Building Fee And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,558,010

	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,511,289
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,585,607

	Washington State Higher Education Facilities Authority Revenue, Refunding, Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	1,050,178

	Total Higher Education		30,016,837

	Hospital (4.2%)

	Brevard County, Florida Health Facilities Authority Health First Inc. Project
1,815,000	5.000%, 04/01/18	A3/A-/NR	1,833,223
750,000	5.000%, 04/01/30	A3/A-/NR	852,848

	Campbell County, Wyoming Hospital District, Hospital Revenue, Memorial Hospital Project
1,040,000	5.000%, 12/01/20	NR/A-/NR	1,175,782
1,000,000	5.500%, 12/01/34	NR/A-/NR	1,130,750

	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured (unrefunded balance)	NR/AA/NR	589,815
260,000	4.750%, 07/01/30 AGMC Insured (pre-refunded)	NR/NR/NR*	299,458

	Henderson, Nevada Health Care Facilities, Catholic Healthcare West
1,350,000	5.250%, 07/01/31 Series B	A3/A/A	1,424,939

	Indiana Finance Authority Hospital Revenue, Parkview Health System
300,000	5.875%, 05/01/29	A1/A+/NR	300,867

	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,146,010

	Reno, Nevada Hospital Revenue, Washoe Medical Center
725,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	788,430
680,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	739,493

	Richmond, Indiana Hospital Revenue
205,000	5.000%, 01/01/19 ETM	NR/A/A	217,948

	Riverton, Utah Hospital Revenue, Intermountain Health Care Health Services, Inc.
940,000	5.000%, 08/15/36	Aa1/AA+/NR	1,035,955

	Tarrant County, Texas Cultural Education Facilities Finance Corp. Hospital Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25 (pre-refunded)	AA3/AA-/NR	1,086,519
70,000	5.250%, 08/15/25 (pre-refunded)	NR/NR/NR*	81,781

	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,412,525
880,000	5.000%, 05/15/28	Aa1/AA+/NR	1,013,971

500,000	5.000%, 05/15/29	Aa1/AA+/NR	571,200

	Washington State Health Care Facilities Authority Revenue, Refunding, Fred Hutchinson Cancer
595,000	5.000%, 01/01/18	A3/A/NR	636,692

	Total Hospital		16,338,206

	Housing (1.0%)

	Utah Housing Corporation Single Family Mortgage
530,000	6.100%, 01/01/29 AMT	Aa3/AA-/AA-	539,699
355,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	369,367
1,125,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	1,172,385
180,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	187,164
470,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	489,059
1,000,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	1,019,820

	Total Housing		3,777,494

	Local Public Property (10.4%)

	Brigham, Utah Special Assessment Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,288,451
508,000	5.500%, 08/01/29	A1/NR/NR	577,032

	Civicventures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A/AA-	1,159,230
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,152,010
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,148,420

	Clark County, Nevada Improvement District Special Local Improvement #128 (Summerlin)
500,000	5.000%, 02/01/21 Series A	NR/NR/NR*	478,190

	Downtown Redevelopment Authority Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,144,850

	Eagle Mountain, Utah Special Assessment Area
430,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	488,901

	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	577,265

	Henderson, Nevada Local Improvement District
210,000	5.000%, 03/01/16	NR/NR/NR*	210,181

	Herriman, Utah Special Assessment Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,186,326
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,317,199
1,975,000	5.000%, 11/01/29	NR/AA-/NR	2,002,216

	Houston, Texas Hotel Occupancy Tax and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A-/NR	1,155,510

	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA-/AA-	1,199,233

	Mesquite, Nevada New Special Improvement District
105,000	5.250%, 08/01/17	NR/NR/NR*	103,755
230,000	5.350%, 08/01/19	NR/NR/NR*	220,414
95,000	5.400%, 08/01/20	NR/NR/NR*	89,774
355,000	5.500%, 08/01/25	NR/NR/NR*	319,663

	Miami-Dade County, Florida Subordinated Special Obligation Capital Appreciation Bonds
3,000,000	zero coupon, 10/01/38 NPFG Insured Series A	A2/AA-/A+	923,580

	New Albany, Indiana Development Authority

500,000	4.250%, 02/01/22	NR/A+/NR	514,475

	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa3/AA-/AA	1,189,120

	Orem, Utah Special Assessment
165,000	7.750%, 11/01/25	NR/NR/NR*	166,506

	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,058,579

	Salt Lake Valley, Utah Fire Service District Lease Revenue
500,000	5.000%, 04/01/22	Aa2/NR/AA-	540,750
2,645,000	5.200%, 04/01/28	Aa2/NR/AA-	2,859,351
1,000,000	5.250%, 04/01/30	Aa2/NR/AA-	1,080,300

	Springville, Utah Special Assessment Revenue
76,000	5.500%, 01/15/17	NR/NR/NR*	76,017
81,000	5.650%, 01/15/18	NR/NR/NR*	81,004
85,000	5.800%, 01/15/19	NR/NR/NR*	84,996
73,000	5.900%, 01/15/20	NR/NR/NR*	72,663

	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/A+/A+	563,045

	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	564,815

	Uintah County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 06/01/24 (pre-refunded)	NR/A+/NR	547,860
2,000,000	5.300%, 06/01/28 (pre-refunded)	NR/A+/NR	2,205,660
1,005,000	5.500%, 06/01/37 (pre-refunded)	NR/A+/NR	1,113,108
1,120,000	5.500%, 06/01/40 (pre-refunded)	NR/A+/NR	1,240,478

	Washington County/St. George Interlocal Agency, Utah Lease Revenue Refunding
1,365,000	0.500%, 12/01/16 Series A	A1/A+/NR	1,358,271

	Weber County, Utah Special Assessment Summit Mountain Area
1,595,000	5.500%, 01/15/28	NR/AA-/NR	1,909,470
4,120,000	5.750%, 01/15/33	NR/AA-/NR	4,960,068

	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
1,645,000	4.500%, 08/01/22 Series A NPFG/ FGIC Insured	A3/AA-/A+	1,678,558

	Total Local Public Property		40,607,294

	Public Schools (1.6%)

	Hillsborough County, Florida School Board COP
1,500,000	5.000%, 07/01/31 NPFG Insured (pre-refunded)	Aa2/AA-/AA	1,532,805

	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,315,000	5.000%, 01/15/31	Aa3/NR/NR	1,502,335

	Tooele County, Utah Municipal Building Authority School District Lease Revenue
1,000,000	5.000%, 06/01/28 (pre-refunded)	A1/A+/NR	1,095,720

	Warsaw, Indiana Multi-School Building Corp., First Mortgage
1,800,000	5.450%, 01/15/28 Series B	NR/AA+/NR	1,951,830

	Total Public Schools		6,082,690

	Sales Tax (5.6%)

	Bountiful City, Utah Sales Tax Refunding Bond
432,000	4.000%, 06/01/17	NR/AA/NR	442,437

	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa2/AAA/NR	1,212,570

	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	2,312,300

	Draper, Utah Sales Tax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,147,160

	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
355,000	1.000%, 08/01/19 Series B	NR/AA-/NR	348,489
2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	2,347,693
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,335,583
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,783,322

	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA-	1,157,790

	Payson City, Utah Sales Tax Revenue
445,000	5.000%, 08/01/21 AGMC Insured (pre-refunded)	A2/AA/NR	456,655

	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	5.000%, 06/01/24 AMBAC Insured (pre-refunded)	NR/AA-/AA	794,610

	Riverton City, Utah Franchise & Sales Tax Revenue
1,585,000	5.000%, 06/01/31 AMBAC Insured (pre-refunded)	NR/AA-/AA	1,679,276
750,000	4.000%, 06/01/30†††	NR/AA-/AA	807,728
1,000,000	5.250%, 12/01/36	NR/AA-/AA	1,136,260

	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AA+	1,178,810

	Spanish Fork City, Utah Sales Tax Revenue Refunding
1,115,000	0.750%, 04/15/18 Series 2014	NR/AA-/NR	1,104,263

	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,520,260

	Total Sales Tax		21,765,206

	State Agency (3.3%)

	Utah Infrastructure Agency Telecommunications & Franchise Tax
635,000	1.000%, 10/15/19	A2/AA-/NR	621,322
1,970,000	5.250%, 10/15/30	A2/AA-/NR	2,352,239
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,125,180
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,839,178
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/AA/NR	1,183,970
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/AA/NR	1,696,088

	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
465,000	5.000%, 05/15/21 (pre-refunded)	Aa1/AA+/NR	472,956
510,000	5.000%, 05/15/23 (pre-refunded)	Aa1/AA+/NR	518,726
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,222,080
1,575,000	5.000%, 05/15/26 (pre-refunded)	Aa1/AA+/NR	1,778,632

	Total State Agency		12,810,371

	Transportation (11.4%)

	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,382,680

	Dallas, Texas Area Rapid Transit Sales Tax Revenue Refunding Senior Lien
1,435,000	5.000%, 12/01/36 AMBAC Insured (pre-refunded)	Aa2/NR/NR	1,492,414

	North Texas Turnpike Authority Revenue
4,070,000	6.100%, 01/01/28	A1/A/NR	4,623,683

	Utah Transit Authority Sales Tax Revenue

2,000,000	5.000%, 06/15/27 Series A (pre-refunded)	Aa2/AAA/NR	2,194,520
1,000,000	5.000%, 06/15/28 Series A (pre-refunded)	Aa2/AAA/NR	1,097,260
6,920,000	5.000%, 06/15/36 AGMC Insured Series A (pre-refunded)	Aa2/AAA/NR	7,593,039

	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,211,890
2,000,000	5.000%, 06/15/38 Series A	Aa2/AAA/AA	2,360,980

	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/A+	5,807,900
5,000,000	5.000%, 06/15/37 Series A	A1/A+/A+	5,745,900

	Utah Transit Authority Sales Tax Revenue Capital Appreciation Refunding
2,000,000	zero coupon, 06/15/29 NPFG Insured Series A (pre-refunded)	A1/AA-/NR	1,089,020

	Utah Transit Authority Sales Tax Revenue Refunding
5,185,000	zero coupon, 06/15/23 Series A NPFG Insured (pre-refunded)	A1/AA-/NR	3,823,782
1,000,000	5.000%, 06/15/32	A1/A+/A+	1,147,880

	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	254,376

	Washoe County, Nevada Highway Revenue Fuel Tax
1,000,000	5.500%, 02/01/28	A1/A+/NR	1,117,630
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,091,050
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,082,650

	Total Transportation		44,116,654

	Water and Sewer (14.8%)

	Cape Coral, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/36 AGMC-AMBAC Insured	A1/AA/A	1,026,030

	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA	1,269,518

	Central Weber, Utah Sewer Improvement District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A AGMC Insured	NR/AA/AA	1,121,080
4,000,000	5.000%, 03/01/33 Series A AGMC Insured††††	NR/AA/AA	4,423,640

	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	Aa3/AA/NR	1,131,640

	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,133,800

	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A2/AA/NR	566,060

	Jordan Valley, Utah Water Conservancy District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA	6,855,120

	Jordanelle, Utah Special Service District
206,000	5.200%, 11/15/16	NR/NR/NR*	206,286
216,000	5.300%, 11/15/17	NR/NR/NR*	216,330
228,000	5.400%, 11/15/18	NR/NR/NR*	228,242
240,000	5.500%, 11/15/19	NR/NR/NR*	240,134
253,000	5.600%, 11/15/20	NR/NR/NR*	252,960
268,000	5.700%, 11/15/21	NR/NR/NR*	267,319
283,000	5.800%, 11/15/22	NR/NR/NR*	281,712
299,000	6.000%, 11/15/23	NR/NR/NR*	298,235

	Kane County, Utah Water Conservancy District Revenue Refunding
945,000	4.000%, 08/15/29 AGMC Insured	NR/AA/NR	1,052,569

	King County, Washington Sewer Revenue
660,000	5.000%, 01/01/33 AGMC Insured (pre-refunded)	Aa2/AA+/NR	701,580

	Laredo, Texas Waterworks Sewer System Revenue

1,450,000	5.000%, 03/01/24 Series 2010	A1/AA-/AA-	1,663,643

	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/A+/A+	1,225,480
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,708,155
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,149,380

	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,393,990

	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/A-/NR	1,154,000
1,000,000	5.250%, 06/30/28	NR/A-/NR	1,146,310
1,000,000	5.250%, 06/30/34	NR/A-/NR	1,124,690

	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,360,750
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	778,478

	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	602,245

	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA-	1,180,340

	Orem, Utah Water & Storm Sewer Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,093,440
1,250,000	5.250%, 07/15/28	NR/AA/AA+	1,371,925

	Pleasant Grove City, Utah Water Revenue
450,000	4.300%, 12/01/20 NPFG Insured (pre-refunded)	A3/AA-/NR	465,174
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,103,410
1,370,000	5.000%, 12/01/31 Series B NPFG Insured (pre-refunded)	A3/AA-/NR	1,424,814

	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue, Refunding
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	722,306
1,000,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,134,730

	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,147,530

	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,711,968

	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	1,027,157

	Tacoma, Washington Solid Waste Utility Revenue
1,000,000	5.000%, 12/01/23 Syncora Guarantee, Inc. Insured	A1/AA/AA-	1,040,010

	Tampa Bay, Florida Regional Water Refunding & Improvement
885,000	4.750%, 10/01/33 NPFG Insured (pre-refunded)	Aa1/AA+/AA+	913,329

	Utah Water Conservancy District
1,400,000	5.250%, 01/15/27 (pre-refunded)	NR/A/NR	1,573,726

	Utah Water Finance Agency Revenue
1,645,000	4.500%, 10/01/28 AMBAC Insured	Aa3/NR/NR	1,729,520

	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	984,760

	White City, Utah Water Improvement District Revenue
500,000	5.000%, 02/01/23 AGMC Insured (pre-refunded)	A2/NR/NR	523,525
700,000	5.000%, 02/01/25 AGMC Insured (pre-refunded)	A2/NR/NR	732,935
840,000	5.000%, 02/01/27 AGMC Insured (pre-refunded)	A2/NR/NR	879,522

	Total Water and Sewer		57,339,497

	Total Revenue Bonds		311,443,023

	Total Municipal Bonds (cost $357,967,453)		376,533,189

Shares	Short-Term Investment (2.4%)

9,289,895	Dreyfus Tax Exempt Cash Management, Institutional Shares, 0.01%** (cost $9,289,895)	NR/Aaa/NR	9,289,895

	Total Investments (cost $367,257,348-note b)	99.4%	385,823,084
	Other assets less liabilities	0.6	2,168,152
	Net Assets	100.0%	$387,991,236

Percent of
Municipal Bond Distribution By Quality Rating	Investments †

Aaa of Moody's or AAA of S&P and Fitch	6.8%
Pre-Refunded bonds††/ ETM bonds	14.4
Aa of Moody's or AA of S&P and Fitch	52.1
A of Moody's or S&P and Fitch	21.1
BBB of S&P	2.5
BB+ of S&P	0.5
Not Rated*	2.6
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Administration
IHC - Intermountain Health Care
NPFG - National Public Finance Guarantee
NR - Not Rated
PSF- Permanent School Fund

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

** The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

† Calculated using the highest rating of the three NRSRO.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

††† Security purchased on a delayed delivery or when-issued basis.

†††† Security pledged as collateral for the Fund's delayed delivery or when-issued commitments.

See accompanying notes to financial statements.

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS
December 31, 2015
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $367,118,102 amounted to $18,704,982, which consisted of aggregate gross unrealized appreciation of $18,993,616 and aggregate gross unrealized depreciation of $288,634.

(c) Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$9,289,895
Level 2 – Other Significant Observable Inputs - Municipal Bonds+	376,533,189
Level 3 – Significant Unobservable Inputs	-
Total	$385,823,084
+See schedule of investments for a detailed listing of securities.

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS
December 31, 2015
(unaudited)

Principal Amount	General Obligation Bonds (23.9%)	Ratings Moody's, S&P and Fitch	Value	(a)

	City (7.8%)

	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$1,406,000	6.250%, 01/01/29	NR/A-/NR	$1,630,327

	Chandler, Arizona
1,500,000	4.000%, 07/01/25	Aaa/AAA/AAA	1,722,990
1,000,000	5.000%, 07/01/26	Aaa/AAA/AAA	1,232,200

	Flagstaff Improvement District (Aspen Place Sawmill)
360,000	5.000%, 01/01/32	Aa3/NR/NR	360,569

	Gilbert Improvement District No. 19
235,000	5.200%, 01/01/23	Aa1/A+/NR	235,569

	Gilbert Improvement District No. 20
635,000	5.100%, 01/01/29	Aa1/A+/NR	706,634

	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,115,920

	Goodyear McDowell Road Commercial Corridor Improvement District
3,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A/NR	3,110,610

	Phoenix, Arizona
1,240,000	6.250%, 07/01/17	Aa1/AA+/NR	1,340,601

	Queen Creek Improvement District No. 1
1,500,000	5.000%, 01/01/26	A3/A-/A-	1,516,110
1,500,000	5.000%, 01/01/32	A3/A-/A-	1,512,690

	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	227,550

	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,483,509
1,000,000	4.500%, 07/01/24 (pre-refunded)	Aa1/AAA/AAA	1,056,390
1,000,000	4.000%, 07/01/24	Aa1/AAA/AAA	1,156,230

	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,136,060

	Tubac Fire District
760,000	5.500%, 07/01/28 AGC Insured	A1/NR/NR	858,177

	Total City		22,402,136

	County (1.5%)

	Maricopa Co. Community College District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,205,060
500,000	4.750%, 07/01/23	Aaa/AAA/AAA	510,455
500,000	4.750%, 07/01/24	Aaa/AAA/AAA	510,330

	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AA-	1,076,880

	Total County		4,302,725

	School District (14.6%)

	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,160,470

	Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28 (pre-refunded)	Aa2/A+/NR	1,145,080

	Gila Co. Unified School District No. 10 (Payson)
350,000	5.000%, 07/01/26	Aa3/NR/NR	425,184
400,000	5.250%, 07/01/27 AMBAC Insured (pre-refunded)	Aa3/NR/NR	426,676
1,000,000	5.750%, 07/01/28 (pre-refunded)	Aa3/NR/NR	1,117,390
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,201,950

	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	620,781

	Maricopa Co. Elementary School District No. 3 (Tempe)
250,000	4.000%, 07/01/25	Aa2/NR/NR	289,498

	Maricopa Co. Elementary School District No. 8 (Osborn)
920,000	6.250%, 07/01/22	NR/A/NR	963,488

	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	305,883
350,000	5.000%, 07/01/34	Aa1/AA/NR	411,523

	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/NR	560,295

	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,669,080
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	743,398

	Maricopa Co. Unified School District No. 24 (Gila Bend)
355,000	5.500%, 07/01/22	NR/NR/NR*	362,391

	Maricopa Co. Unified School District No. 48 (Scottsdale)
500,000	4.000%, 07/01/16	Aa1/AA/NR	508,905
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,701,630

	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,901,727

	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AA	1,132,120

	Maricopa Co. Unified School District No. 89 (Dysart)
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	A3/AA-/NR	2,636,224
1,300,000	5.000%, 07/01/25 Syncora Guarantee, Inc. Insured (pre-refunded)	NR/A+/NR	1,329,081
1,500,000	6.000%, 07/01/28 (pre-refunded)	NR/A+/NR	1,683,315
500,000	4.000%, 07/01/28	NR/A+/AA-	543,465

	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,496,950

	Maricopa Co. Unified School District No. 95 (Queen Creek)
500,000	5.000%, 07/01/27 AGMC Insured (pre-refunded)	Aa3/NR/NR	549,505

	Mohave Co. Unified School District No. 20 (Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	Aa3/AA/NR	1,285,450

	Navajo Co. Unified School District No. 2 (Joseph City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,340,763

	Pima Co. Unified School District No. 1 (Tucson)
1,500,000	5.000%, 07/01/27 AGMC Insured	Aa2/AA/NR	1,626,495

	Pima Co. Unified School District No. 6 (Marana)
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,126,140
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,445,325
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,096,470

	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,145,050

	Pima Co. Unified School District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	805,847

	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,114,145

	Pinal Co. Elementary School District No. 4 (Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	965,598

	Pinal Co. High School District No. 82 (Casa Grande)
640,000	5.000%, 07/01/24 (pre-refunded)	NR/A+/NR	702,541

	Pinal Co. Unified School District No. 1 (Florence)
1,500,000	5.000%, 07/01/27 NPFG/FGIC Insured (pre-refunded)	A3/AA-/NR	1,594,500

	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	692,842

	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,313,616

	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	828,490

	Total School District		41,969,281

	Total General Obligation Bonds		68,674,142

	Revenue Bonds (74.0%)

	Airport (3.2%)

	Phoenix Civic Improvement Corp. Airport Bonds
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,096,840
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,096,320
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	3,061,584
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,133,270
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,296,912
1,250,000	5.000%, 07/01/34	A1/A+/NR	1,458,425

	Total Airport		9,143,351

	Excise Tax (14.5%)

	Buckeye Excise Tax
1,000,000	5.000%, 07/01/43	NR/AA-/AA-	1,130,530

	Casa Grande Excise Tax
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,597,858

	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	584,275

	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A2/AA-/NR	563,140

	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa2/AA+/AA+	480,771

	Gilbert Public Facilities Municipal Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	960,891
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,411,238

	Glendale Municipal Property Corp. Excise Tax
1,000,000	5.000%, 07/01/31	A3/AA/NR	1,068,440

	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,753,560
1,310,000	6.000%, 07/01/31	Aa3/AA-/NR	1,458,777

	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,104,040

	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	293,315
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,601,628

	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,254,247

	Phoenix Civic Improvement Corp. (Civic Plaza)
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,217,380
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,527,260
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,554,060
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,957,501

	Phoenix Civic Improvement Corp. Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20††††	Aa2/AA/NR	2,232,720

	Pinal Co. Revenue Obligations Refunding
1,755,000	4.000%, 08/01/17	NR/AA/NR	1,843,259
1,500,000	5.000%, 08/01/33	NR/AA-/AA-	1,731,315

	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A2/AA/BBB	1,687,530

	Scottsdale Municipal Property Corp.
3,000,000	4.500%, 07/01/20 AMBAC Insured (pre-refunded)	Aa1/AAA/AAA	3,166,860
1,500,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,796,730

	Scottsdale Municipal Property Corp. Water & Sewer Project
2,000,000	5.000%, 07/01/28 (pre-refunded)	Aa1/AAA/AAA	2,200,620

	Show Low Improvement District No. 6
385,000	6.000%, 01/01/18 ACA Insured	NR/NR/NR*	387,372

	Sierra Vista Municipal Property Corp.
1,000,000	4.000%, 01/01/21	A1/AA/AA-	1,068,200

	Tempe Excise Tax
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,081,780

	Total Excise Tax		41,715,297

	Higher Education (6.7%)

	Arizona Board of Regents - Arizona State University System
300,000	5.000%, 07/01/28†††	Aa3/AA/NR	364,044
300,000	5.000%, 07/01/29†††	Aa3/AA/NR	361,521
200,000	5.000%, 07/01/30†††	Aa3/AA/NR	239,902
480,000	5.000%, 07/01/31†††	Aa3/AA/NR	573,547
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,152,060
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,152,060
200,000	5.000%, 07/01/41	Aa3/AA/NR	231,558

	Arizona Board of Regents - Northern Arizona University System
1,115,000	5.000%, 06/01/22 NPFG/FGIC Insured	A1/AA-/NR	1,176,158
575,000	5.000%, 06/01/32	A1/A+/NR	660,761
1,000,000	5.000%, 06/01/36 BAMAC Insured	A1/AA/NR	1,137,300

	Arizona Board of Regents - University of Arizona System Speed Stimulus Plan for Economic & Educational Development
500,000	5.000%, 08/01/27	Aa3/A+/NR	598,860
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,731,315

	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	468,412
460,000	5.000%, 06/01/31	Aa2/AA-/NR	524,428

	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	A1/AA-/NR	716,288

	Cochise Co. Community College District
1,825,000	5.125%, 07/01/28 AGC Insured	A2/NR/NR	1,979,322

	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,622,721

	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,235,600

	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,138,080

	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,092,450

	Total Higher Education		19,156,387

	Hospital (14.2%)

	Arizona Health Facilities Authority (Banner Health)
300,000	5.125%, 01/01/29	NR/AA-/AA-	320,469
3,100,000	5.375%, 01/01/32	NR/AA-/AA-	3,320,937
1,750,000	5.000%, 01/01/43	NR/AA-/AA-	1,934,415
3,500,000	5.000%, 01/01/44	NR/AA-/AA-	3,938,235

	Arizona Health Facilities Authority (Catholic Healthcare West)
1,500,000	5.000%, 07/01/28	A3/A/A	1,661,490
2,000,000	5.250%, 03/01/39	A3/A/A	2,193,260

	Arizona Health Facilities Authority (Phoenix Children's Hospital)
2,950,000	5.000%, 02/01/34	NR/BBB+/NR	3,184,997

	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,420,360
1,890,000	5.000%, 12/01/42	A2/NR/A	2,108,257

	Arizona Health Facilities Authority (Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,717,680

	Maricopa Co. Hospital Revenue (Sun Health)
1,500,000	5.000%, 04/01/25 (pre-refunded)	NR/NR/NR*	1,786,515
2,125,000	5.000%, 04/01/35 (pre-refunded)	NR/NR/NR*	2,623,164

	Maricopa Co. Industrial Development Authority (Catholic Healthcare West - St. Joseph's Hospital)
3,000,000	5.250%, 07/01/32	A3/A/A	3,163,800

	Scottsdale Industrial Development Authority (Scottsdale Healthcare System)
1,000,000	5.000%, 09/01/18	A2/NR/A	1,094,040
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	822,855

	University Medical Center Hospital Revenue
910,000	6.500%, 07/01/39 (pre-refunded)	NR/NR/NR*	1,073,500
500,000	6.000%, 07/01/39 (pre-refunded)	NR/NR/NR*	615,405

	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	593,595
500,000	5.250%, 10/01/26	NR/AA/NR	591,500

	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	Baa1/NR/BBB+	1,104,960
1,250,000	5.625%, 08/01/37	Baa1/NR/BBB+	1,334,688

	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,905,462
200,000	5.000%, 08/01/32	NR/A-/NR	223,926

	Total Hospital		40,733,510

	Lease (7.2%)

	Arizona Board of Regents -Northern Arizona University COP
600,000	5.000%, 09/01/27	A2/A/NR	702,210
500,000	5.000%, 09/01/28	A2/A/NR	578,480
1,000,000	5.000%, 09/01/29	A2/A/NR	1,147,690

	Arizona School Facilities Board COP
1,000,000	5.125%, 09/01/21 AGC Insured (pre-refunded)	Aa3/AA/NR	1,108,820
3,000,000	5.500%, 09/01/23 (pre-refunded)	Aa3/AA-/NR	3,355,860

	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA/NR	3,356,610

	Cave Creek COP
290,000	5.750%, 07/01/19	NR/AA/NR	297,485

	Mohave Co. Industrial Development Authority Correctional Facilities
1,000,000	8.000%, 05/01/25	NR/BBB+/NR	1,127,250

	Nogales, Arizona Municipal Development Authority
500,000	4.000%, 06/01/36	NR/AA/NR	524,370

	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,499,033

	Pinetop Fire District COP
1,000,000	7.500%, 12/15/23	A3/NR/NR	1,026,940

	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	582,985

	State of Arizona COP Department Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	Aa3/AA/NR	1,696,590
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	752,624

	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured (pre-refunded)	Aa3/AA/NR	2,173,960
500,000	5.000%, 09/01/27	Aa3/AA-/NR	605,645

	Willcox Municipal Property Corp.
295,000	4.625%, 07/01/21	NR/A+/NR	300,800

	Total Lease		20,837,352

	Mortgage (3.3%)

	Agua Fria Ranch Community Facilities District
600,000	5.800%, 07/15/30 144A	NR/NR/NR*	599,958

	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	533,480

	Maricopa Co. Industrial Development Authority Multi-Family Mortgage Revenue (National Health Project)
690,000	5.500%, 01/01/18 AGMC Insured ETM	A2/AA/NR	720,381

	Maricopa Co. Industrial Development Authority Single Family Mortgage Revenue
3,715,000	zero coupon, 12/31/16 ETM	Aaa/AA+/NR	3,689,478

	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB-/NR	749,829

	Scottsdale Waterfront Community Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	531,972
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	932,120

	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	655,301

	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	551,780

	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A-	614,012

	Total Mortgage		9,578,311

	Pollution Control (2.8%)

	Apache Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
2,700,000	4.500%, 03/01/30	A3/BBB+/BBB+	2,913,300

	Coconino Co. Pollution Control, Tucson Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/BBB+/BBB+	2,201,100

	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,000,000	5.000%, 06/01/35	Aa3/A/NR	1,100,960

	Phoenix Industrial Development Authority Solid Waste Disposal (Vieste Project)
600,000	4.500%, 04/01/33 AMT***	NR/NR/NR	252,000

	Pima Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
1,500,000	4.950%, 10/01/20	A3/BBB+/BBB+	1,688,835

	Total Pollution Control		8,156,195

	Transportation (4.6%)

	Arizona State Transportation Board Excise Tax Revenue (Maricopa Co. Regional Area Road Fund)
500,000	5.000%, 07/01/25	Aa1/AA+/NR	616,100

	Arizona Transportation Board Revenue
1,900,000	5.250%, 07/01/24	Aa2/AA/AA	2,207,990
1,000,000	5.250%, 07/01/24 (pre-refunded)	Aa1/AAA/NR	1,000,000
2,550,000	5.000%, 07/01/28 (pre-refunded)	Aa1/AAA/NR	2,802,476
550,000	5.250%, 07/01/32	Aa2/AA+/NR	645,871
3,000,000	5.000%, 07/01/33	Aa1/AAA/NR	3,575,340
1,500,000	5.000%, 07/01/33 (pre-refunded)	Aa1/AAA/NR	1,648,515

	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	599,300

	Total Transportation		13,095,592

	Utility (10.8%)

	Arizona Power Authority (Hoover Dam Project)
3,500,000	5.250%, 10/01/16	Aa2/AA/NR	3,623,305
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,313,184

	Arizona Water Infrastructure Finance Authority
3,500,000	5.000%, 10/01/28 (pre-refunded)	Aaa/AAA/NR	3,875,865

	Greater Arizona Development Authority Revenue
1,090,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	1,117,152
700,000	5.000%, 08/01/24	NR/A/NR	762,447
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	578,950
1,200,000	5.500%, 08/01/29	A1/A/NR	1,202,292
1,200,000	5.000%, 08/01/29	A1/A/NR	1,328,220

	Mesa Utility System
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,367,582

	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	282,168

	Salt River Project Agricultural Improvement and Power Revenue
1,000,000	5.000%, 12/01/28	Aa1/AA/NR	1,180,260
2,000,000	5.000%, 12/01/31	Aa1/AA/NR	2,365,460
1,975,000	5.000%, 01/01/33	Aa1/AA/NR	2,108,964
1,105,000	5.000%, 12/01/36	Aa1/AA/NR	1,305,723
3,000,000	5.000%, 01/01/37 (pre-refunded)	Aa1/AA/NR	3,000,000
1,000,000	5.000%, 12/01/45	Aa1/AA/NR	1,162,780

	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa1/BBB+/NR	3,572,220

	Total Utility		31,146,572

	Water/Sewer (6.7%)

	Cottonwood Water Revenue System
260,000	5.000%, 07/01/30 Syncora Guarantee, Inc. Insured	Baa2/BBB+/NR	263,169

	Gilbert Water Resource Municipal Property Corp.
2,000,000	5.000%, 10/01/29 NPFG Insured	A3/AA+/AA	2,129,080

	Glendale Water & Sewer Revenue
1,670,000	4.750%, 07/01/24 AGMC Insured (pre-refunded)	A1/AA/NR	1,797,655
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,429,340
500,000	5.000%, 07/01/28	A1/AA/NR	579,930

	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	A2/AA-/NR	2,009,508
635,000	5.250%, 07/01/31 AGMC Insured	A2/AA/NR	731,380

	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,151,570

	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,920,015
500,000	5.000%, 07/01/37 NPFG Insured	Aa2/AA+/NR	526,230

	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA-/AA-	2,342,020

	Tucson Water Revenue System

1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,201,540

	Yuma Municipal Property Corp. Utility System Revenue
700,000	5.000%, 07/01/21 Syncora Guarantee, Inc. Insured (pre-refunded)	A1/AA-/AA-	743,022
500,000	5.000%, 07/01/22 Syncora Guarantee, Inc. Insured (pre-refunded)	A1/A+/AA-	531,500
1,000,000	5.000%, 07/01/24 Syncora Guarantee, Inc. Insured (pre-refunded)	A1/A+/AA-	1,063,000

	Total Water/Sewer		19,418,959

	Total Revenue Bonds		212,981,526

	Total Municipal Bonds (cost $262,843,676)		281,655,668

Shares	Short-Term Investment (1.3%)

3,852,462	Dreyfus Tax Exempt Cash Management, Institutional Shares, 0.01%** (cost $3,852,462)	NR/Aaa/NR	3,852,462

	Total Investments (cost $266,696,138-note b)	99.2%	285,508,130
	Other assets less liabilities	0.8	2,356,328
	Net Assets	100.0%	$287,864,458

		Percent of
	Municipal Bond Distribution By Quality Rating	Investments †

	Aaa of Moody's or AAA of S&P or Fitch	6.5%
	Pre-refunded bonds †† /ETM bonds	17.2
	Aa of Moody's or AA of S&P or Fitch	49.4
	A of Moody's or S&P or Fitch	21.0
	Baa of Moody's or BBB of S&P or Fitch	4.6
	Not Rated*	1.3
		100.0%

	PORTFOLIO ABBREVIATIONS
	ACA - American Capital Assurance Financial Guaranty Corp.
	AGC - Assured Guaranty Corp.
	AGMC - Assured Guaranty Municipal Corp.
	AMBAC - American Municipal Bond Assurance Corp.
	AMT - Alternative Minimum Tax
	BAMAC - Build America Mutual Assurance Co.
	BHAC - Berkshire Hathaway Assurance Corp.
	COP- Certificates of Participation
	ETM - Escrowed to Maturity
	FGIC - Financial Guaranty Insurance Co.
	MAC - Municipal Assurance Corp.
	NPFG - National Public Finance Guarantee
	NR - Not Rated

* Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

	** The rate is an annualized seven-day yield at period end.

	*** Illiquid security: This security represents 0.1% of net assets.

	† Where applicable, calculated using the highest rating of the three NRSRO.

	†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

	††† Security purchased on a delayed delivery or when-issued basis.

	†††† Security pledged as collateral for the Trust's delayed delivery or when-issued commitments.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS
December 31, 2015
(unaudited)

(a) Securities valuation policies and other investment related disclosures are hereby incorporated by reference in the annual and semi-annual reports previously filed with the Securities and Exchange Commission on Form N-CSR.

(b) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $265,828,575 amounted to $19,679,555, which consisted of aggregate gross unrealized appreciation of $20,128,322 and aggregate gross unrealized depreciation of $448,767.

(c) Fair Value Measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in inactive markets for identical assets or liabilities that the Trust has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of December 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$3,852,462
Level 2 – Other Significant Observable Inputs - Municipal Bonds+	281,655,668
Level 3 – Significant Unobservable Inputs	-
Total	$285,508,130
+See schedule of investments for a detailed listing of securities.

Item 2. Controls and Procedures.

(a)  The Trust's principal financial and executive officers have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Trust in this Form N-Q was timely recorded, processed, summarized and reported.

(b) The Trust's principal chief financial and executive officers are aware of no change in the Trust's internal control over financial reporting that occurred during the Trust's latest fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits as part of this Form are separate certifications for each principal financial and executive officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR 270.30a-2(a)).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, President and Trustee
February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, President and Trustee
February 26, 2016

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
February 26, 2016